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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 21, 2002
                                                     ------------



                          Beverly National Corporation
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                 (Name of small business issuer in its charter)


A Massachusetts Corporation           33-22224-B                 04-2832201
---------------------------           ----------                 ----------
(State or other jurisdiction    (Commission file number)       (I.R.S.Employer
   of incorporation or                                       Identification No.)
      Organization)

240 Cabot Street  Beverly, Massachusetts                    01915
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code     (978) 922-2l00
                                                   ---------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events
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          On May 21, 2002, Beverly National Corporation declared a special dividend and stock dividend. The Corporation announced a special dividend of $0.05 per share and a 5% stock dividend for shareholders' of record on June 5, 2002 and will be payable on June 21, 2002.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)  Financial Statements of Business Acquired.

                           None

     (b)  Pro Forma Financial Information.

                           None

     (c)  Exhibits.

          99.1 Press Release dated May 21, 2002

     Exhibit Index.
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     99.1 Press Release dated May 21, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Beverly National Corporation
                                              Registrant

Dated:  June 4, 2002                 /s/ Peter E. Simonsen
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                                     Peter E. Simonsen
                                     Treasurer, Principal
                                     Financial & Accounting Officer